UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 8, 2013 (November 4, 2013)

FIFTH & PACIFIC COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10689	13-2842791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1441 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 354-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 6, 2013, Fifth & Pacific Companies, Inc. (the “Company”) completed the previously announced sale of its JUICY COUTURE brandname and related intellectual property assets of Juicy Couture, Inc., a wholly-owned subsidiary of the Company (“Juicy Couture”), and certain of the Company’s other subsidiaries, to ABG-Juicy LLC (“ABG”) for a total purchase price of $195.0 million (the “Transaction”), pursuant to the previously disclosed purchase agreement dated as of October 7, 2013 (the “Agreement”) by and among the Company, ABG and Juicy Couture.  Additional consideration may be payable to the Company in an amount of up to $10.0 million if certain conditions regarding future performance are achieved.  To effect the Transaction, Juicy Couture formed a new wholly-owned subsidiary to which it transferred its domestic and international trademarks, patents, copyrights, domain names and certain related assets (the “Juicy Couture IP”).  At the closing of the Transaction, ABG purchased from Juicy Couture the equity interests of the new subsidiary holding the Juicy Couture IP. The Juicy Couture IP has been licensed back to Juicy Couture until December 31, 2014 to accommodate the wind-down of operations. Juicy Couture will pay guaranteed minimum royalties to ABG of $10.0 million during the term of the wind-down license.

On October 7, 2013, the Company filed a current report on Form 8-K (the “Original 8-K”) that disclosed the execution of the Agreement and the expected Transaction.  In the Original 8-K, the Company disclosed that as a result of the Transaction, the Company expected to incur restructuring and transition charges relating to the Transaction but was unable at the time in good faith to make determinations with respect to either an estimate for the total amount of the restructuring and transition costs or the amounts of the individual types of restructuring and transition costs.

This current report on Form 8-K/A amends the Original 8-K by amending and restating Items 2.05 and 2.06 as set forth below.

ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

The Board of Directors of the Company approved the Agreement and the Transaction on October 7, 2013.  On November 4, 2013, the Board of Directors of the Company approved a good-faith estimate of the restructuring and transition charges.

Based on that determination, the Company expects to incur cash restructuring and transition charges of $50.0 - $60.0 million relating to the Transaction including: (i) estimated contract termination costs of $31.0 - $37.0 million; (ii) estimated employee related costs of $15.0 - $17.0 million; and (iii) estimated other costs and charges of $4.0 - $6.0 million. The Company also expects to incur transaction costs, including professional fees of approximately $10.0 million and non-cash asset impairment charges of $30.0 - $40.0 million in connection with the Transaction.

ITEM 2.06. MATERIAL IMPAIRMENTS.

The disclosure set forth in Item 2.05 is hereby incorporated in this Item by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in, or incorporated by reference into, this report, future filings by us with the Securities and Exchange Commission (“SEC”), our press releases, and oral statements made by, or with the approval of, our authorized personnel, that relate to our future performance or future events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “aim,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast,” “contemplation” or “currently envisions” and similar phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct or we may not achieve the financial results, savings or other benefits anticipated in the forward-looking statements. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties, some of which may be beyond our control, that could cause actual results to differ materially from those suggested by the forward-looking statements, including, without limitation: our ability to continue to have the necessary liquidity, through cash flows from operations and availability under our amended and restated revolving credit facility (as amended to date, the “Amended Facility”), may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the financial and other covenants included in, our Amended Facility and the borrowing base requirement in our Amended Facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible cash, accounts receivable and inventory and the minimum availability covenant in our Amended Facility that requires us to maintain availability in excess of an agreed upon level; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; general economic conditions in the United States, Asia, Europe and other parts of the world, including the impact of income tax changes and debt reduction efforts in the United States; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; our ability to successfully implement our long-term strategic plans, including the continued growth of our KATE SPADE brand, our ability to sustain the recent improved performance in our LUCKY BRAND business and our ability to expand into markets outside of the US, such as China, Japan and Brazil, and the risks associated with such expansion; risks associated with the sale of the Juicy Couture brand name and related intellectual property assets, including our ability to complete and implement the transition plan for the Juicy Couture business in a satisfactory manner and to manage the associated restructuring and transition costs, the impact of the transition plan on our relationships with our employees, our major customers and vendors and unanticipated expenses and charges that may be incurred as a result of the restructuring and transition plan, such as litigation risks, including litigation regarding employment and workers’ compensation; changes in the cost of raw materials, labor, advertising and transportation which could impact prices of our products; risks associated with the dependence of our ADELINGTON DESIGN GROUP business on third party arrangements and partners; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees; risks associated with our arrangement to continue to operate the Ohio distribution facility with a third-party operations and labor management company that provides distribution operations services, including risks related to increased operating expenses, systems capabilities and operating under a third party arrangement; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines, such as the KATE SPADE SATURDAY line, or enter new markets, such as China, Japan and Brazil or product categories, and risks related to such new lines, markets or categories; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our buying/sourcing agreement with Li & Fung Limited, which results in a single third party foreign buying/sourcing agent for a significant portion of our products; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product, tariffs and other trade barriers; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products, but political activity seeking to re-impose quota has been initiated or threatened; whether we will be successful operating the KATE SPADE business in Japan and the risks associated with such operation; our exposure to currency fluctuations; risks associated with material disruptions in our information technology systems, both owned and licensed, and with our third-party e-commerce platforms and operations; risks associated with privacy breaches; risks associated with credit card fraud and identity theft; risks associated with third party service providers, both domestic and overseas, including service providers in the area of e-commerce; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; and the outcome of current and future litigation and other proceedings in which we are involved. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. All subsequent written and oral forward-looking statements concerning the matters addressed in this report and attributable to us or any person acting on our behalf are qualified by these cautionary statements. Forward-looking statements are based on current expectations only and are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions, including those described in this report, in the Company’s Annual Report on Form 10-K for the year ended December 29, 2012 and in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 30, 2013, June 29, 2013 and September 28, 2013, each filed with the SEC, including in the sections entitled “Item 1A-Risk Factors” and “Statement on Forward Looking Statements.” We may change our intentions, beliefs or expectations at any time and without notice, based upon any change in our assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some factors are beyond our control. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH & PACIFIC COMPANIES, INC.

Date: November 8, 2013	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President – Chief Legal Officer,
General Counsel and Secretary